UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 19, 2008
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation)	0-20625 (Commission File Number)	35-1898425 (IRS Employer Identification No.)

600 East 96th Street, Suite 100, Indianapolis, Indiana (Address of Principal Executive Offices)	46240 (Zip Code)
Registrant’s telephone number, including area code: (317) 808-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
2008 NAREIT Annual Convention.
     At the 2008 NAREIT Annual Convention to be held between November 19, 2008 and November 21, 2008, officers of Duke Realty Corporation (the “Company”), the general partner of Duke Realty Limited Partnership, will participate in one-on-one sessions with analysts and investors and will refer to the attached slide presentation. A copy of the slide presentation will be available on the Company’s Investor Relations website at http://library.corporate-ir.net/library/60/606/60691/items/316358/Nov%2008%20NAREIT.pdf for a period of at least 12 months following the presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP
By:	Duke Realty Corporation, its sole general partner
By:	/s/ Howard L. Feinsand
Howard L. Feinsand Executive Vice President, General Counsel and Corporate Secretary

Dated: November 20, 2008